UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 28, 2003

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                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                        0-24960                  88-0320154
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
           (Address of principal executive office, including zip code)

                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)







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Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          EXHIBIT
          NUMBER              EXHIBIT TITLE
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           99.1     Covenant Transport, Inc. press release announcing filing of registration statement

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Regulation FD Disclosure.

     On Tuesday, October 28, 2003, Covenant Transport, Inc., a Nevada corporation (the "Company"), issued a press release (the "Press Release") announcing the filing of a registration statement, before the market opened. The registration statement covers the offer of up to 2,300,000 shares of the Company's Class A common stock, including 300,000 shares subject to an over-allotment option in favor of the underwriters. Of the shares covered by the filing, it is anticipated that 1,000,000 shares will be offered by

David R. and Jacqueline F. Parker and 1,000,000 shares will be offered by the Estate of Clyde M. Fuller and that the shares subject to the over-allotment option, if exercised by the underwriters, will be sold by Mr. and Mrs. Parker.

     A registration statement relating to the securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Press Release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not applicable.

Item 12.  Results of Operations and Financial Condition.

          Not applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COVENANT TRANSPORT, INC.


Date: October 28, 2003      By:  /s/ Joey B. Hogan
                               --------------------------------
                               Joey B. Hogan, Chief Financial Officer
                               and Executive Vice President



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                                  EXHIBIT INDEX

 99.1 Covenant Transport, Inc. press release announcing the filing of a registration statement